Exhibit 10.4

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of March 15, 2019 (this “Agreement”), is entered into by and among Target Hospitality Corp., a Delaware corporation (the “Company”), Algeco Investments B.V., a Netherlands besloten vennootschap (“Algeco”), Arrow Holdings S.a. r.l., a Luxembourg société à responsabilité limitée (“Arrow”), and the other parties listed on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).  The Company, Algeco, Arrow and the Investors are referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, immediately prior to the Acquisitions (as defined below), the Initial Investors (as defined below) owned an aggregate of 8,125,000 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”), of Platinum Eagle Acquisition Corp. (“PEAC”);

WHEREAS, the Founder Shares were convertible into shares of Class A ordinary shares, par value $0.0001 per share, on the terms provided in PEAC’s amended and restated memorandum and articles of association;

WHEREAS, the holders of the Founder Shares (the “Initial Investors”) and PEAC are parties to that certain Registration Rights Agreement, dated January 11, 2018 (the “Initial Agreement”), entered into in connection with PEAC’s initial public offering (“IPO”);

WHEREAS, certain of the Initial Investors purchased 5,333,334 warrants exercisable for Class A ordinary shares of PEAC, at an exercise price of $11.50 per share, in a private placement that was completed concurrently with the IPO (the “Private Placement Warrants”);

WHEREAS, PEAC and Algeco are parties to that certain Agreement and Plan of Merger, dated November 13, 2018, by and among Algeco, Algeco US Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of Algeco (“Target Parent”), Arrow Bidco, LLC, a Delaware limited liability company, and following the consummation of the Signor Merger Agreement, a wholly-owned subsidiary of Holdco Acquiror, PEAC and Topaz Holdings LLC, a Delaware limited liability company (f/k/a Topaz Holdings Corp.) and wholly-owned subsidiary of PEAC (the “Holdco Acquiror”), as amended by that certain Amendment to the Agreement and Plan of Merger, dated January 4, 2019 (as the same may be amended, modified or otherwise supplemented from time to time in accordance with its terms, the “Target Merger Agreement”), pursuant to which, among other things, the Company, as the successor entity to PEAC following a redomestication and a name change, through its wholly-owned subsidiary, the Holdco Acquiror, is indirectly acquiring all of the issued and outstanding equity interests of Target Logistics Management, LLC (the “Target Acquisition”);

WHEREAS, PEAC and Arrow are parties to that certain Agreement and Plan of Merger, dated November 13, 2018, by and among Arrow, Arrow Parent Corp., a Delaware corporation and wholly-owned subsidiary of Arrow (“Arrow Parent”), PEAC and Signor Merger Sub LLC, a Delaware limited liability company (f/k/a Signor Merger Sub. Inc.), wholly-owned subsidiary of PEAC and sister company to the Holdco Acquiror (“Signor Merger Sub”), as amended by that certain Amendment to the Agreement and Plan of Merger, dated January 4, 2019 (as the same may be amended, modified or otherwise supplemented from time to time in accordance with its terms, the “Signor Merger Agreement” and together with the Target Merger Agreement, the “Merger Agreements”), pursuant to which, among other things, the Company, as the successor entity to PEAC following a redomestication and a name change, through its wholly-owned subsidiary, the Holdco Acquiror, is indirectly acquiring all of the issued and outstanding equity interests of RL Signor Holdings LLC (the “Signor Acquisition” and together with the Target Acquisition, the “Acquisitions”);

WHEREAS, pursuant to the terms of the respective Merger Agreements, on March 12, 2019, PEAC, the predecessor of the Company, redomesticated from the Cayman Islands to the State of Delaware and underwent a name change;

WHEREAS, concurrently with the closing of the Acquisitions, the Founder Shares converted into 8,125,000 shares of Common Stock;

WHEREAS, as a condition precedent to the closing of the Acquisitions and pursuant to the terms and conditions of the respective Merger Agreements, the Holders and the Company are entering into this Agreement to amend and restate, in its entirety, the Initial Agreement and to provide certain registration rights under the Securities Act (as defined below) and applicable state securities laws to the Holders with respect to any Registrable Securities (as defined herein) that any such Holders may hold from time to time; and

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the Parties agree as follows:

1.                                      DEFINITIONS

1.1                               Definitions.

As used herein, the following terms have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person that, at the time of determination, directly or indirectly, whether through one or more intermediaries or otherwise, controls, is controlled by or is under common control with such specified Person. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means (i) the direct or indirect ownership of more than 50% of the voting rights of a Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any equity or other ownership interest, by contract or otherwise).

“Agreement” has the meaning set forth in the Preamble.

“Algeco Initiating Holders” means any Holder or Holders who in the aggregate hold a majority of the Registrable Securities issued to Algeco pursuant to the Target Merger Agreement.

“Alternative Transaction” has the meaning set forth in Section 2.2(e).

“Arrow Initiating Holders” means any Holder or Holders who in the aggregate hold a majority of the Registrable Securities issued to Arrow pursuant to the Signor Merger Agreement.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which the Department of State of the State of Delaware or the commercial banks in the City of New York, New York are required or authorized by law to close.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as the same may be amended, modified or restated from time to time.

“Closing” has the meaning ascribed to such term in the respective Merger Agreement.

“Closing Date” has the meaning ascribed to such term in the respective Merger Agreement.

“Common Stock” means (i) the common stock of the Company, par value $0.0001 per share; (ii) any securities of the Company or any successor or assign of the Company into which the stock described in clause (i) is reclassified or reconstituted or into which such stock is converted or otherwise exchanged in connection with a combination of shares, recapitalization, merger, sale of assets, consolidation or other reorganization or otherwise; and (iii) any securities received as a dividend or a distribution in respect of the securities described in clauses (i) and (ii) above.

“Company” has the meaning set forth in the Preamble.

“Damages” has the meaning set forth in Section 2.8(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Escrow Agreement” means the escrow agreement dated as of the date hereof by and among the Company, Harry E. Sloan, Platinum Eagle Acquisition LLC, a limited liability company organized under the laws of the State of Delaware, and Continental Stock Transfer & Trust Company, as escrow agent.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-3” means a Registration Statement on Form S-3 (or any successor or similar form) under the Securities Act.

“Founder Initiating Holders” means any Holder or Holders who in the aggregate holds a majority of the Registrable Securities held by the Initial Investors, including any such Holder’s Permitted Transferees.

“Founder Shares” has the meaning set forth in the Preamble.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act relating to the Registrable Securities included in the applicable Registration Statement.

“Holder” means (i) an Investor who holds Registrable Securities (including their donees, pledgees, assignees, transferees and other successors) and (ii) any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.11 of this Agreement.

“Indemnified Party” has the meaning set forth in Section 2.8(c).

“Indemnifying Party” has the meaning set forth in Section 2.8(c).

“Initial Investors” has the meaning set forth in the Preamble.

“Initiating Holders” means any of the Arrow Initiating Holders, the Algeco Initiating Holders or the Founder Initiating Holders.

“Inspectors” has the meaning set forth in Section 2.6(g).

“Investor” has the meaning set forth in the Preamble.

“Maximum Offering Size” has the meaning set forth in Section 2.1(e).

“Nasdaq” means the Nasdaq Stock Market.

“Permitted Transferee” means: (i) with respect to any Holder, an Affiliate of the Holder, a general partner or manager of such Holder or any of its Affiliates (excluding any other portfolio company thereof), any fund which has the same general partner or manager as the Holder or any of their Affiliates, any fund in respect of which such Holder or one of its/their Affiliates is a general partner or manager, including, without limitation, TDR Capital Nominees Limited and Sapphire Holding S.à r.l., (ii) solely with respect to Algeco, the parties listed on Schedule I hereto, and (iii) any Initial Investor or any member or equity holder of an Initial Investor.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof, and shall include any successor (by merger or otherwise) thereto.

“Piggyback Registration” has the meaning set forth in Section 2.3(a).

“Public Offering” means an underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form under the Securities Act.

“Records” has the meaning set forth in Section 2.6(g).

“Registrable Securities” means, at any time, (i) any shares of Common Stock beneficially owned by an Initial Investor or any of their Permitted Transferees, (ii) the Private Placement Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Private Placement Warrants) beneficially owned by an Initial Investor or any of their Permitted Transferees, (iii) any shares of Common Stock beneficially owned by Algeco or any of its Permitted Transferees, (iv) any shares of Common Stock beneficially owned by Arrow or any of its Permitted Transferees and (v) any other equity security of the Company issued or issuable with respect to any such shares of Common Stock  by way of a stock dividend or stock split or in connection with a combination of shares, capitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (i) a Registration Statement with respect to the sale of such securities has been declared effective under the Securities Act and such securities have been sold, transferred, disposed of or exchanged in accordance with the “Plan of Distribution” section set forth in such Registration Statement; (ii) such securities are have been sold pursuant to Rule 144 promulgated under the Securities Act; (iii) such shares of Common

Stock are otherwise transferred, assigned, sold, conveyed or otherwise disposed of and thereafter such shares of Common Stock may be resold without subsequent registration under the Securities Act; or (iv) such securities shall have ceased to be outstanding.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of Registrable Securities, regardless of whether such Registration Statement is declared effective, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system; (ii) fees and expenses incurred in complying with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement); (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto; (iv)  reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any “comfort” letters requested pursuant to Section 2.6(h) or any special audits incidental to or required by any registration or qualification); (v)  fees, out-of-pocket costs and expenses of one firm of counsel for each of Arrow and Algeco; (vi) fees, out-of-pocket costs and expenses of one firm of counsel selected by Holders holding a majority of the Registrable Securities held by the Initial Investors; (vii) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any qualified independent underwriter, including the reasonable fees and expenses of any counsel thereto; (viii) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities; (ix) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities; (x) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (xi) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities; and (xii) all out-of pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 2.6(m).

“Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including an Automatic Shelf Registration Statement.

“Requested Shelf Registered Securities” has the meaning set forth in Section 2.2(c).

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“Seasoned Issuer” means an issuer eligible to use Form S-3 or any similar or successor form thereto under the Securities Act for a primary offering.

“SEC” means the Securities and Exchange Commission or any successor governmental agency.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Public Offering” has the meaning set forth in Section 2.2(c).

“Shelf Registered Securities” means any Registrable Securities whose offer and sale is registered pursuant to a Registration Statement filed in connection with a Shelf Registration (including an Automatic Shelf Registration Statement).

“Shelf Registration” has the meaning set forth in Section 2.2(a).

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions at the time are directly or indirectly owned by such Person.

“Trading Day” means any day on which Nasdaq is open for trading.

“Transfer” means  the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act.

1.2                               Other Definition and Interpretative Provisions.

The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified.  All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.  “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

2.                                      REGISTRATION RIGHTS

2.1                               Demand Registration

(a)                                 At any time following the Closing Date and as many times as may be required for the disposition of all Registrable Securities, any of the Initiating Holders may give a written request to the Company to effect the registration under the Securities Act of all or any portion of such Holder’s Registrable Securities, which written request shall specify the number of Registrable Securities to be registered and the intended method of disposition thereof (each such registration shall be referred to herein as a “Demand Registration”); provided that, subject to Section 2.1(d), the Company shall not be obligated to effect any Demand Registration (x) with respect to Registrable Securities that are held in escrow under the Escrow Agreement, (y) within 90 days after the effective date of a previous Registration Statement (or such shorter period as the Company may determine in its sole discretion) pursuant to which the Holders were permitted to register the offer and sale under the Securities Act, and actually sold at least 75% of the Registrable Securities requested to be included therein or (z) as provided in Section 2.7.  Thereafter, the Company shall promptly, and in any event, within five (5) days after receiving such request, give written notice of the proposed registration to all other Holders and use its commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of:

(i)                                     all Registrable Securities for which the requesting Holder has requested registration under this Section 2.1;

(ii)                                  all Registrable Securities held by any other Holder specified in a written request received by the Company within five (5) days after written notice regarding such registration from the Company is delivered; and

(iii)                               any Common Stock to be offered or sold by the Company;

to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be so registered. At any time the Company is eligible for use of an Automatic Shelf Registration Statement, if specified in such notice for a Demand Registration, such registration shall occur on such form.

(b)                                 At any time prior to the effective date of the Registration Statement relating to such Demand Registration, any requesting Holder may, upon notice to the Company, revoke their request in whole or in part with respect to the number of shares of Registrable Securities requested to be included in such Registration Statement.

(c)                                  The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether such Demand Registration becomes effective.

(d)                                 A Demand Registration shall not be deemed to have occurred:

(i)                                     unless the Registration Statement relating thereto (A) has become effective under the Securities Act and (B) has remained continuously effective for a period of at least (x) 180 days (or such shorter period in which all Registrable Securities of the Holders included in such registration have actually been sold thereunder) or (y) with respect to a Shelf Registration, until the date set forth in Section 2.5(a)(ii); provided that such Registration Statement shall not be considered a Demand Registration if, after such Registration Statement becomes effective, (1) such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (2) less than 75% of the Registrable Securities included in such Registration Statement have been sold thereunder; or

(ii)                                  if the Maximum Offering Size is reduced in accordance with Section 2.1(e) such that less than 66.67% of the Registrable Securities of the Holders sought to be included in such registration are included.

(e)                                  The Company shall not include in any Demand Registration or Shelf Registration any securities that are not Registrable Securities without the prior written consent of the selling Holders.  If a Demand Registration involves a Public Offering and the lead managing underwriter advises the Company and the selling Holders that, in its view, the number of shares of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having a material and adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration, up to the Maximum Offering Size, first, all Registrable Securities requested to be registered by the Holders, based on the pro rata percentage of Registrable Securities held by such Holders (determined based on the aggregate number of Registrable Securities held by each such Holder), and second, any securities proposed to be registered by the Company.

2.2                               Shelf Registration.

(a)                                 The Company shall, provided that it is eligible to use Form S-3 or any similar or successor form thereto in connection with a secondary public offering of its equity securities, as soon as commercially reasonable, but in any event not later than thirty (30) days following the Closing Date, file a Registration Statement on Form S-3 or such similar or successor form, with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) to permit the public resale of all Registrable Securities held by each of the Investors or their respective Permitted Transferees (the “Resale Shelf”).  The Company shall use commercially reasonable efforts to cause the Resale Shelf to become effective as soon as practicable thereafter. The Company shall give written notice of the expected filing of the Resale Shelf at least 10 Business Days prior to the filing thereof to each Investor eligible to be named therein and the Company shall include in the Resale Shelf all Registrable Securities of each Investor; provided, however, that in order to be named as a selling stockholder in the Resale Shelf, each Investor must furnish to the Company in writing such information as may be reasonably requested by the Company for the purpose of including such party’s Registrable Securities in the Resale Shelf, within 5 Business Days after receipt of the Company’s written notice of anticipated filing of the Resale Shelf.

(b)                                 At any time following the Closing when (i) the Company is eligible to use Form S-3 or any similar or successor form thereto in connection with a secondary public offering of its equity securities and (ii) a Shelf Registration (including the Resale Shelf) on a Form S-3 registering Registrable Securities for resale is not then effective, upon the written request of the Initiating Holders, the Company shall:

(i)                                     promptly, and in any event, within five (5) days after receiving such request, give written notice of the proposed registration to all other Holders; and

(ii)                                  use its commercially reasonable efforts to register, under the Securities Act on Form S-3 for an offering on a delayed or continuous basis pursuant to Rule 415 promulgated under the Securities Act (a “Shelf Registration”), the offer and sale of all or a portion of the Registrable Securities requested to be included by the requesting Holder(s), together with all Registrable Securities requested by any Holder or Holders joining in such request as are specified in a written request received by the Company within five (5) days after such written notice from the Company is delivered.

The “Plan of Distribution” section of such Shelf Registration (including the Resale Shelf) shall permit all lawful means of disposition of Registrable Securities, including, without limitation, firm commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering.  With respect to each Shelf Registration, the Company shall (i) as promptly as practicable after the written request of the requesting Holder(s), file a Registration Statement and (ii) use its commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as practicable, and remain effective until the date set forth in Section 2.6(a)(ii).

(c)                                  Upon the written request of the requesting Initiating Holder(s), which request shall specify the class or series and amount of such requesting Initiating Holders’ Shelf Registered Securities, as applicable, to be sold (the “Requested Shelf Registered Securities”), the Company shall perform its obligations hereunder with respect to the sale of such Requested Shelf Registered Securities in the form of a firm commitment underwritten public offering (unless otherwise consented to by such Initiating Holder(s)) (a “Shelf Public Offering”).  The lead managing underwriter or underwriters selected for such Shelf Public Offering shall be selected in accordance with Section 2.6(f).

(d)                                 In a Shelf Public Offering, if the lead managing underwriter advises the Company and the selling Holders, that, in its view, the number of Registrable Securities requested to be included in such Shelf Public Offering (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the Maximum Offering Size, the Company shall include in such Shelf Public Offering, in the priority listed below, up to the Maximum Offering Size:

(i)                                     first, all Shelf Registered Securities requested to be included in such Shelf Public Offering by the Holders, based on the pro rata percentage of Registrable Securities held by such Holders (determined based on the aggregate number of Registrable Securities held by each such Holder);

(ii)                                  second, any securities proposed to be included in the Shelf Public Offering by the Company; and

(iii)                               third, any securities proposed to be included in the Shelf Public Offering for the account of any other Persons, with such priorities among them as the Company shall determine.

(e)                                  The Company shall use its commercially reasonable efforts to cooperate in a timely manner with any request of the requesting Holder in respect of any block trade, hedging transaction or other transaction that is registered pursuant to a Shelf Registration that is not a firm commitment underwritten offering (each, an “Alternative Transaction”), including entering into customary agreements with respect to such Alternative Transactions (and providing customary representations, warranties, covenants and indemnities in such agreements) as well as providing other reasonable assistance in respect of such Alternative Transactions of the type applicable to a Public Offering subject to Section 2.6, to the extent customary for such transactions.  The Company shall bear all Registration Expenses in connection with any Shelf Registration, any Shelf Public Offering or any other transaction (including any Alternative Transaction) registered under a Shelf Registration pursuant to this Section 2.2, whether or not such Shelf Registration becomes effective or such Shelf Public Offering or other transaction is completed.

2.3                               Piggyback Registration.

(a)                                 If, at any time following the Closing Date, the Company proposes to register any Common Stock under the Securities Act (other than a registration on Form S-8 or Form S-4 or any similar or successor form under the Securities Act, relating to shares of Common Stock or any other class of Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person or other than in connection with a rights offering, whether or not for sale for its own account), the Company shall each such time give prompt notice (via facsimile or electronic transmission) at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement relating to such registration to all Holders, which notice shall set forth the Holders’ rights under this Section 2.3 and shall offer each Holder the opportunity to include in such Registration Statement the number of Registrable Securities of the same class or series as those proposed to be registered as each Holder may request (a “Piggyback Registration”), subject to the provisions of Section 2.3(b).  Upon the request of a Holder made within five (5) Business Days after the receipt of notice from the Company regarding a Piggyback Registration (which request shall specify the number of Registrable Securities intended to be registered by such Holder), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register, to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the plan of distribution intended by the Company for such Registration Statement; provided that (i) if such registration involves a Public Offering, such Holder must sell its Registrable Securities to the underwriters selected as provided in Section 2.6(f) on the same terms and conditions as apply to the Company (or, if the Company is not offering any Common Stock, the Persons on whose behalf the registration was initially undertaken) and (ii) if, at any time after giving notice of its intention to register any Common Stock pursuant to this Section 2.3(a) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to such Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.  No registration effected under this Section 2.3 shall relieve the Company of its obligations to effect a Demand Registration or Shelf Registration to the extent required by Section 2.1 or Section 2.2, respectively.  The Company shall pay all Registration Expenses in connection with each Piggyback Registration.

(b)                                 If a Piggyback Registration involves a Public Offering (other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 2.1(e) shall apply) and the lead managing underwriter advises the Company that, in its view, the number of Registrable Securities that the Company and the Holders intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i)                                     first, so many of the shares of Common Stock proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size;

(ii)                                  second, Registrable Securities held by Holders requesting to include Registrable Securities in such registration pursuant to this Section 2.3 based on the pro rata percentage of Registrable Securities held by such Holders (determined based on the aggregate number of Registrable Securities held by each such Holder);

(iii)                               third, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

2.4                               Restrictions on Transfer and Resale.

(a)                                 Except for the Transfer by Algeco to the parties listed on Schedule 1 hereto on or following the date hereof, Arrow and Algeco agree that, without the prior written consent of Deutsche Bank and Bank of America Merrill Lynch, in their capacity as PEAC’s initial underwriters, neither Arrow nor Algeco nor any of their respective Permitted Transferees shall Transfer any Registrable Securities beneficially owned by such Holders until such date that is 180 days from the date hereof.

(b)                                 Except for the Founder Shares placed into an escrow account as of the date hereof, all Registrable Securities held by the Initial Investors may not be Transferred until the earlier of (1) such date that is one (1) year from the date hereof and (2) such date on which the Common Stock as reported on Nasdaq or any other national securities exchange exceeds $12.00 per share for at least twenty (20) out of thirty (30) Trading Days commencing not earlier than 150 days following the date hereof.

(c)                                  Notwithstanding the foregoing, Transfers of Registrable Securities subject to this Section 2.4 are permitted to Permitted Transferees of Arrow, Algeco and the Initial Investors, as the case may be, provided that any such Permitted Transferee, as a condition to such Transfer of Registrable Securities allowed pursuant to this Section 2.4(c), shall enter into a written agreement agreeing to be bound by the transfer restrictions contained in this Section 2.4.

2.5                               Lock-up Agreements.

(a)                                 If requested by the Company or the managing underwriter, in connection with a Public Offering, each Holder that holds more than 2% of the outstanding Common Stock at the time of such registration hereby agrees that it will not effect any public sale or distribution (including sales pursuant to Rule 144, if applicable) of Registrable Securities, (i) during (A) the seven days prior to and the 90-day period beginning on the effective date of the registration of such Registrable Securities in connection with a Public Offering (which period following the effective date may, in each case, be extended to the extent required by applicable law, rule or regulation) or (B) such shorter period as the managing underwriter participating in such Public Offering may require and (ii) upon notice from the Company of the commencement of a Public Offering in connection with any Shelf Registration, during (A) the seven days prior to and the 90-day period beginning on the date of commencement of such Public Offering or (B) such shorter period as the managing underwriter participating in such Public Offering may require, in each case except as part of such Public Offering.  If requested by the Company or the managing underwriter, each Holder agrees to execute a customary lock-up agreement in favor of the underwriters in form and substance reasonably acceptable to the Company and the underwriters to such effect.

(b)                                 The Company shall not effect any public sale or distribution of Registrable Securities (except pursuant to registrations on Form S-8 or Form S-4 or any similar or successor form under the Securities Act), (i) with respect to any Public Offering pursuant to a Demand Registration or any Piggyback Registration in which a Holder is participating, during (A) the seven days prior to and the 90-day period beginning on the effective date of such registration (which period following the effective date may, in each case, be extended to the extent required by applicable law, rule or regulation) or (B) such shorter period as the underwriters participating in such Public Offering may require, and (ii) upon notice from a Holder subject to a Shelf Registration that such Holder intends to effect a Public Offering of Registrable Securities pursuant to such Shelf Registration (upon receipt of which, the Company will promptly notify such Holder of the date of commencement of such Public Offering), during (A) the seven days prior to and the 90-day period beginning on the date of commencement of such Public Offering and (B) such shorter period as the underwriters participating in such Public Offering may require), in each case except as part of such Public Offering.

2.6                               Registration Procedures.

Whenever a Holder requests that any Registrable Securities be registered pursuant to Section 2.1, 2.2 or 2.3, subject to the provisions of such sections, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as soon as reasonably practicable, and, in connection with any such request:

(a)                                 The Company shall use commercially reasonable efforts to prepare and file with the SEC a Registration Statement on Form S-3 or any similar or successor form thereto for which the Company then qualifies or that counsel for the Company deems appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed Registration Statement to become and remain effective for a period of (i) not less than four months (or, if sooner, until all Registrable Securities have been sold under such Registration Statement) or (ii) in the case of a Shelf Registration, until the earlier of the date (x) on which all of the securities covered by such Shelf Registration are no longer Registrable Securities and (y) on which the Company cannot extend the effectiveness of such Shelf Registration because it is no longer eligible to use Form S-3.  Subject to Section 2.7, the Company shall not be deemed to have used its commercially reasonable efforts to keep the Shelf Registration effective if the Company voluntarily takes any action or omits to take any action that would result in the requesting Holder not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration, unless such action or omission is required by applicable law.

(b)                                 Prior to filing a Registration Statement or related prospectus or any amendment or supplement thereto (including any documents incorporated by reference therein), or before using any Free Writing Prospectus, the Company shall provide to the Holders and each underwriter, if any, an adequate and appropriate opportunity to review and comment on such Registration Statement, each prospectus included therein (and each amendment or supplement thereto) and each Free Writing Prospectus proposed to be filed with the SEC, and thereafter the Company shall furnish to the Holders and the underwriter, if any, such number of copies of such Registration Statement, each amendment and supplement thereto filed with the SEC (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424, Rule 430A, Rule 430B or Rule 430C under the Securities Act and such other documents as a Holder or the underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by a Holder; provided, however, that in no event shall the Company be required to provide to any Person any materials, information or documents required to be filed by the Company pursuant to the Exchange Act prior to its filing other than in connection with a Public Offering.  In addition, the Company shall, as expeditiously as practicable, keep advised in writing as to the initiation and progress of any registration under Section 2.1, Section 2.2 and Section 2.3 and provide the Holders with copies of all correspondence (including any comment letter) with the SEC, any self-regulatory organization or other governmental agency in connection with any such Registration Statement.  The Holders shall have the right to request that the Company modify any information contained in such Registration Statement, amendment and supplement thereto pertaining to the Holders, and the Company shall use its commercially reasonable efforts to comply with such request.

(c)                                  After the filing of the Registration Statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; (ii) comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement or supplement to such prospectus; and (iii) promptly notify the Holders of any stop order issued or threatened by the SEC or any state securities commission with respect thereto and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d)                                 The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by such Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders reasonably (in light of the Holders’ intended plan of distribution) request, and continue such registration or qualification in effect in such jurisdiction for the shortest of (A) as long as permissible pursuant to the laws of such jurisdiction, (B) as long as the Holders request or (C) until all of the Holders’ Registrable Securities are sold and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition of its Registrable Securities; provided that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.6(d), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction.

(e)                                  The Company shall promptly notify each seller of Registrable Securities covered by such Registration Statement and the lead managing underwriter (i) upon the discovery that, or upon the occurrence of an event as a result of which, the preparation of a supplement or amendment to a prospectus is required so that, as thereafter delivered to the purchasers of the relevant Registrable Securities, such prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in light of the circumstances under which they were made not misleading, and the Company shall promptly prepare and make available to the Holders listed as selling security holders in such prospectus and file with the SEC any such supplement or amendment; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus covering Registrable Securities or for additional information relating thereto; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering the Registrable Securities; or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction, or the initiation of any proceeding for such purpose.

(f)                                   The Company shall have the right, after consultation with the Holders of a majority of the Registrable Securities initially requested to be included in such Public Offering, to select an underwriter or underwriters in connection with any Public Offering resulting from the exercise of a Demand Registration or a Shelf Registration, such underwriter to be an international top-tier firm.  In connection with any Public Offering, the Company and the selling stockholders shall enter into customary agreements (including an underwriting agreement in customary form) and take all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering.

(g)                                  Upon execution of customary confidentiality agreements in form and substance reasonably satisfactory to the Board, the Company shall make available for inspection by the selling Holders and any underwriter participating in any disposition pursuant to a Registration Statement being filed by the Company pursuant to this Section 2.6 and any attorney, accountant or other professional retained by the selling Holders or any underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and documents relating to the business of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement; provided that the selling Holders shall, and shall use commercially reasonable efforts to cause each such underwriter, attorney, accountant or other professional to minimize the disruption to the Company’s business in connection with the foregoing.

(h)                                 The Company shall furnish to each Holder of Registrable Securities included in such Registration Statement and to each such underwriter, if any, a signed counterpart, addressed to such Holder or such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as the Holders or the lead managing underwriter therefor reasonably requests.

(i)                                     The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement or such other document that shall satisfy the provisions of Section 11(a) of the Securities Act and the requirements of Rule 158 thereunder.

(j)                                    The Company may require the Holders promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be reasonably required in connection with a registration.

(k)                                 Each Holder agrees that upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 2.6(e), such Holder shall forthwith discontinue dispositions of Registrable Securities pursuant to the Registration Statement (including any Shelf Registration) covering such Registrable Securities until such Holder’s receipt of (i) copies of the supplemented or amended prospectus from the Company or (ii) further notice from the Company that distribution can proceed without an amended or supplemented prospectus, and, in the circumstances described in clause (i), if so directed by the Company each Holder shall deliver to the Company all copies, other than any permanent file copies then in such Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.  If the Company shall give such a notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.6(a) by the number of days in the period from and including the date of the giving of notice pursuant to Section 2.6(e) to the date when the Company shall (x) make available to the selling Holders a prospectus supplemented or amended to conform with the requirements of Section 2.6(e) or (y) deliver to each Holder the notice described in clause (ii).

(l)                                     The Company shall use its commercially reasonable efforts to list all Registrable Securities of any class or series covered by a Registration Statement on any national securities exchange on which any of the securities of such class or series are then listed or traded.

(m)                             The Company shall use its commercially reasonable efforts to have appropriate officers of the Company (i) upon reasonable request and at reasonable times, prepare and make presentations at any “road shows” and before analysts and rating agencies; (ii) take other actions to obtain ratings for any Registrable Securities; and (iii) otherwise use their commercially reasonable efforts to cooperate as requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(n)                                 The Company shall promptly, following its actual knowledge thereof, notify Holders (i) when a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement, a related prospectus (including a Free Writing Prospectus) or for any other additional information; or (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceedings for such purpose.

(o)                                 The Company shall reasonably cooperate with the Holders and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made by FINRA.

(p)                                 The Company shall take all other steps reasonably necessary to effect the registration of the Registrable Securities and reasonably cooperate with the Holders to facilitate the disposition of its Registrable Securities.

(q)                                 The Company shall, within the deadlines specified by the Securities Act, make all required filings of all prospectuses (including any Free Writing Prospectus) with the SEC and make all required filing fee payments in respect of any Registration Statement or related prospectus used under this Agreement (and any offering covered hereby).

(r)                                    The Company shall, if such registration is pursuant to a Registration Statement on Form S-3 or any similar short-form registration, include in such Registration Statement such additional information for marketing purposes as the managing underwriter reasonably requests.

2.7                               Restrictions on Use of Registration Statements

The Company may postpone or suspend (as applicable) for up to 60 days (i) the filing or effectiveness of a Registration Statement for a Demand Registration or Shelf Registration, or (ii) the commencement of a Shelf Public Offering if the Board of Directors of the Company determines in its reasonable good faith judgment that such Demand Registration, Shelf Registration or Shelf Public Offering, as applicable, (i) materially interferes with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (ii) requires premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) renders the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, that in such event, the Company shall pay all Registration Expenses in connection with such registration.  The Company may postpone, suspend or delay a Demand Registration, Shelf Registration or Shelf Public Offering pursuant to this Section 2.7 up to twice in any twelve (12) month period.

2.8                               Indemnification.

(a)                                 Indemnification by the Company.  The Company agrees to indemnify and hold harmless (i) each Holder; (ii) each Person, if any, who controls each Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, “Holder

Parties”); and (iii) the respective officers, directors, employees and agents of each of the Persons specified in clauses (i) and (ii), and from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by or relating to any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or Free Writing Prospectus relating to the Registrable Securities, or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to any Holder for any Damages that are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by or on behalf of the Holders expressly for use therein.

(b)                                 Indemnification by the Holders.  Each Holder, severally and not jointly, agrees to indemnify and hold harmless (i) the Company; (ii) each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act; and (iii) the respective officers, directors, employees and agents of each of the Persons specified in clauses (i) through (ii) from and against all Damages to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or Free Writing Prospectus relating to the Registrable Securities.  Each Holder also agrees to indemnify and hold harmless any underwriters of the Registrable Securities, their respective officers and directors and each Person who controls any underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company.  No Holder shall be liable under this Section 2.8(b) for any Damages in excess of the net proceeds received by such Holder in the sale of its Registrable Securities to which such Damages relate.

(c)                                  Conduct of Indemnification Proceedings.  If any proceeding (including any investigation by any governmental authority) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section 2.8, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable fees and expenses; provided that the failure of any Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed promptly after receipt of an invoice setting forth such fees and expenses in reasonable detail.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there is a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless each Indemnified Party from and against any Damages (to the extent obligated herein) by reason of such settlement or judgment.  Without the prior written consent of each affected Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

(d)                                 Contribution.

(i)                                     If the indemnification provided for in Section 2.8(a) or Section 2.8(b) is unavailable to the Indemnified Parties or insufficient in respect of any Damages, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Parties in connection with such actions that resulted in such Damages, as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and the Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to information supplied by, such Indemnifying Party or the Indemnified Parties and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  If however, the allocation in the first sentence of this Section 2.8(d) is not permitted by applicable law, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations.

(ii)                                  The Parties agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by a party as a result of the Damages referred to in the preceding paragraph shall be deemed to include, subject to the limitations set forth in Section 2.8(a) and Section 2.8(b), any legal or other expenses reasonably incurred by a party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.8(d), a Holder shall not be required to contribute any amount in excess of the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the offering.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)                                  Other Indemnification.  Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

2.9                               Participation in Public Offering.

The Holders may not participate in any Public Offering hereunder unless such Holders (i) agree to sell their Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably requested to be executed in connection therewith, and provides such other information to the Company or the underwriters as may be reasonably requested.

2.10                        Cooperation by the Company.

The Company shall use commercially reasonable efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and to take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities pursuant to Rule 144.

2.11                        Transfer of Registration Rights.

None of the rights granted to a Holder under this Article 2 shall be transferable or assignable by such Holder to any Person; provided that such rights may be transferable or assignable in connection with any Public Offering or any other registered offering or other transaction pursuant to a prospectus that is a part of a Registration Statement.  The rights of a Holder hereunder may be transferred or assigned in connection with a transfer of Registrable Securities to (i) any Permitted Transferee of such Holder or (ii) any Person other than a Holder if at least 5% of the Common Stock is being transferred to such Person in a single transaction or a series of related transactions; provided that such Permitted Transferee or other Person shall not have the right to transfer or assign any rights hereunder in connection with any subsequent transfer or transfers of any Registrable Securities to any Person other than a Holder.  Notwithstanding the foregoing, such rights may only be transferred or assigned if all of the following additional conditions are satisfied: (x) such transfer or assignment is effected in accordance with applicable securities laws; (y) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the amount of Registrable Securities with respect to which such rights are being transferred or assigned; and (z) such transferee or assignee executes and delivers to the Company an agreement to be bound by this Agreement in the form of Exhibit A.

2.12                        Limitations on Subsequent Registration Rights.

The Company agrees that it shall not enter into any agreement with any holder or prospective holder of any Common Stock (i) that would allow such holder or prospective holder to include such securities in any Demand Registration, Piggyback Registration or Shelf Registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that their inclusion would not reduce the amount of the

Registrable Securities of the Holders included therein or (ii) on terms otherwise more favorable in the aggregate than this Agreement.

2.13                        Free Writing Prospectuses.

Except for a prospectus relating to Registrable Securities included in a Registration Statement, an “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) or other materials prepared by the Company, each Holder represents and agrees that it (i) shall not make any offer relating to the Registrable Securities that would constitute an issuer free writing prospectus or that would otherwise constitute a Free Writing Prospectus and (ii) has not distributed and will not distribute any written materials in connection with the offer or sale pursuant to a Registration Statement of Registrable Securities without the prior written consent of the Company and, in connection with any Public Offering, the underwriters.

2.14                        Information from the Holders; Obligations of the Holders.

(a)                                 Each Holder shall (i) furnish to the Company in writing such information with respect to such Holder, its ownership of Common Stock and any other equity securities of the Company and the intended method of disposition of its Registrable Securities as the Company may reasonably request or as may be required by law or regulations for use in connection with any related Registration Statement or prospectus (or amendment or supplement thereto) and all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not contain a material misstatement of fact or necessary to cause such Registration Statement or prospectus (or amendment or supplement thereto) not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading and (ii) comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of Registrable Securities.

(b)                                 Each Holder shall promptly (i) following its actual knowledge thereof, notify the Company of the occurrence of any event that makes any statement made in a Registration Statement, prospectus, issuer free writing prospectus or other Free Writing Prospectus regarding such Holder untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or Free Writing Prospectus so that, in such regard, it shall not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements not misleading and (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such prospectus or Free Writing Prospectus.

(c)                                  Each Holder shall use commercially reasonable efforts to cooperate with the Company in preparing the applicable Registration Statement and any related prospectus.

(d)                                 Each Holder agrees that it shall not be entitled to sell any Registrable Securities pursuant to a Registration Statement or to receive a prospectus relating thereto unless such Holder has furnished the Company with all information required to be included in such Registration Statement by applicable securities laws in connection with the disposition of such Registrable Securities as reasonably requested by the Company.

2.15                        Removal of Legends.

Upon the written request of any Holder:

(a)                                 The Company shall remove any restrictive legend included on the certificates (or, in the case of book-entry shares, any other instrument or record) representing such Holder’s and/or its Affiliates’ or Permitted Transferee’s ownership of securities of the Company, and the Company shall issue a certificate (or evidence of the issuance of securities in book-entry form) without such restrictive legend or any other restrictive legend to the holder of the applicable securities upon which it is stamped, if (i) such securities are registered for resale under the Securities Act and the registration statement for such securities has not been suspended pursuant to Section 2.7 hereof or as otherwise required by the Securities Act, the Exchange Act or the rules and regulations of the SEC promulgated thereunder, (ii) such securities are sold or transferred pursuant to Rule 144, or (iii) such Securities are eligible for sale under Rule 144 as to such securities without volume or manner-of-sale restrictions. Following the earlier of (A) the effective date of a Registration Statement registering such securities or (B) Rule 144 becoming available for the resale of such securities without volume or manner-of-sale restrictions, the Company, upon the written request of the Holder and the provision by such Holder of an opinion of reputable counsel reasonably satisfactory to the Company and the transfer agent, shall instruct the Company’s transfer agent to remove the legend from the securities (in whatever form) and shall cause Company counsel to issue any legend removal opinion required by the transfer agent. Any fees (with respect to the transfer agent, Company counsel, or otherwise) associated with the removal of such legend (except for the provision of the legal opinion by the Holder to the transfer agent referred to above) shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will no later than five (5) Business Days following the delivery by any Holder or its Affiliate to the Company or the transfer agent (with notice to the Company) of a legended certificate (if applicable) representing such securities (endorsed or with stock powers attached, signatures guaranteed, or otherwise in form necessary to affect the reissuance and/or transfer) and, to the extent required, a seller representation letter representing that such securities may be sold pursuant to Rule 144, and a legal opinion of reputable counsel reasonably satisfactory to the Company and the transfer agent, deliver or cause to be delivered to the holder of such securities a certificate representing such securities (or evidence of the issuance of securities in book-entry form) that is free from all restrictive legends.

(b)                                 The Company shall cooperate with and take reasonable action to facilitate, in accordance with reasonable and customary business practices, any and all Transfers for consideration or otherwise, whether voluntarily or involuntarily, by operation of law or otherwise, by any Holder or its Affiliates of any securities held by it.

3.                                      TERMINATION.

This Agreement shall automatically terminate when there shall no longer be any Registrable Securities outstanding; provided, however, that Section 2.7, Section 4.1, Section 4.2, and Section 4.4 through Section 4.11 shall survive termination.

4.                                      MISCELLANEOUS

4.1                               Successors and Assigns.

(a)                                 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.

(b)                                 Subject to Section 2.11, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Party.

(c)                                  Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

4.2                               Notices.

All notices, requests and other communications to any Party shall be in writing (including facsimile or electronic transmission) and shall be given if to the Company to:

Target Hospitality Corp.

2170 Buckthorne Place, Suite 440

The Woodlands, Texas 11380-1775

Attention: Heidi Lewis, General Counsel

Email: hlewis@targetlodging.com

with copies to:

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: William Schwitter

Email: william.schwitter@allenovery.com

and

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention: Joel L. Rubinstein

Email: jrubinstein@winston.com

Facsimile: (212) 294-4700

if to Arrow and/or Algeco to:

c/o  TDR Capital II Holdings L.P., acting by its manager

20 Bentinck Street

London, W1U 2EU

United Kingdom

Attention: General Counsel & Managers

Email: notifications@tdrcapital.com

with a copy to:

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: William Schwitter

Email: william.schwitter@allenovery.com

with a copy to:

Kirkland & Ellis International LLP

30 St Mary Axe

London EC3A 8AF, United Kingdom

Attention: William R. Burke

Email: William.burke@kirkland.com

Facsimile: 44 20 7469 2001

if to an Investor, to such Investor’s address, facsimile number or electronic mail address as shown on Exhibit B hereto, as may be updated in accordance with the provisions hereof, with a copy to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention: Joel L. Rubinstein

Email: jrubinstein@winston.com

Facsimile: (212) 294-4700

or such other address, facsimile number or electronic mail address as such Party may hereafter specify for the purpose by notice to the other Parties.  All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

4.3                               Amendments and Waivers.

Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each of Arrow, Algeco and the holders of a majority of the shares of Common Stock held by the Founder Initiating Holders or, in the case of a waiver, by the Party against whom the waiver is to be effective.  No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

4.4                               Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of choice of law or conflicts of law to the extent that such principles would result in the application of the laws of another jurisdiction.

4.5                               Jurisdiction.

The Parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Court of Chancery in the State of Delaware or the United States District Court for the State of Delaware, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 4.2 shall be deemed effective service of process on such Party.

4.6                               Waiver of Jury Trial.

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.7                               Specific Enforcement.

Each Party acknowledges that the remedies at law for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any Party, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

4.8                               Counterparts; Effectiveness; Third-party Beneficiaries.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each initial party hereto shall have received a counterpart hereof signed by all of the other initial parties hereto.  Until and unless each initial party has received a counterpart hereof signed by the other initial parties hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).  No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the Parties and their respective successors and assigns.

4.9                               Entire Agreement.

This Agreement, together with the Schedules and Exhibits hereto and any documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter of this Agreement.

4.10                        Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

4.11                        Sophisticated Parties; Advice of Counsel.

Each of the Parties specifically acknowledges that (a) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this Agreement and (b) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date set forth above.

TARGET HOSPITALITY CORP.

By:	/s/ James B. Archer
Name: James B. Archer
Title: President and Chief Executiv Officer

INVESTORS:

ALGECO INVESMENTS B.V.

By:	/s/ Diarmuid Cummins
Name: Diarmuid Cummins
Title: Class A Manager/Director

ARROW HOLDINGS S.A.R.L.

By:	/s/ Jorrit Crompvoets
Name: Jorrit Crompvoets
Title: Class B Manager

/s/ Harry E. Sloan
Harry E. Sloan

/s/ Jeff Sagansky
Jeff Sagansky

/s/ Eli Baker
Eli Baker

/s/ James A. Graf
James A. Graf

/s/ Joshua Kazam
Joshua Kazam

/s/ Alan G. Mnuchin
Alan G. Mnuchin

/s/ Fredric Rosen
Frederic Rosen

SARA L. ROSEN TRUST

By:	/s/ Fredric Rosen
Name: Fredric Rosen
Title: Trustee

SAMUEL N. ROSEN 2015 TRUST

By:	/s/ Fredric Rosen
Name: Fredric Rosen
Title: Trustee

Schedule I

BRIAN S. LASH

TRUST F/B/O MAX R. LASH UNDER SECTION 1.2 OF THE BRIAN LASH FAMILY 2012 IRREVOCABLE TRUST

TRUST F/B/O ALEXANDER J. LASH TRUST UNDER SECTION 1.2 OF THE BRIAN LASH FAMILY 2012 IRREVOCABLE TRUST

TRUST F/B/O BENJAMIN L. LASH TRUST UNDER SECTION 1.2 OF THE BRIAN LASH FAMILY 2012 IRREVOCABLE TRUST

THE LORI LASH FAMILY 2012 IRREVOCABLE TRUST

THE IAN GOLDBERG TRUST

JOSEPH H. MURPHY

THE MURPHY FAMILY 2012 IRREVOCABLE TRUST

EVAN SCHEUER

THE SCHEUER FAMILY 2012 IRREVOCABLE TRUST

JAMES BRADLEY ARCHER

ANDREW A. ABERDALE

THE ABERDALE FAMILY 2012 IRREVOCABLE TRUST

THOMAS SCHNEIDER

DAVID ABEND

EXHIBIT A

JOINDER AGREEMENT

This JOINDER (this “Joinder”) to the Amended and Restated Registration Rights Agreement, dated as of [•], 2019, by and among Target Hospitality Corp. (the “Company”), Arrow Holdings S.à r.1., Algeco Investments B.V., and the other parties identified therein (as the same has been and may be amended, supplemented or modified from time to time, the “Registration Rights Agreement”), is made and entered into as of [•] (the “Joinder Date”) by and between the Company and [•] (the “New Stockholder”).

WHEREAS, pursuant to Section 2.11 of the Registration Rights Agreement, the Company desires to admit the New Stockholder under the Registration Rights Agreement;

WHEREAS, pursuant to Section 2.11 of the Registration Rights Agreement, the New Stockholder desires to acknowledge that, upon execution of this Joinder and effective as of the Joinder Date, such New Stockholder shall be party to, and bound by all of the terms of, the Registration Rights Agreement; and

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.                                      Definitions.  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Registration Rights Agreement.

2.                                      Agreement to be Bound.  The New Stockholder hereby (a) acknowledges that it has received and reviewed a complete copy of the Registration Rights Agreement and (b) agrees that upon execution of this Joinder, the New Stockholder shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the Registration Rights Agreement with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party.

3.                                      Notices.  Concurrently with the execution of this Joinder, New Stockholder has delivered to the Company contact information for the purpose of notifying such New Stockholder in accordance with Section 4.2 of the Registration Rights Agreement.

4.                                      Effectiveness.  This Joinder shall take effect and shall become a part of the Registration Rights Agreement as of the Joinder Date immediately upon the execution hereof.

5.                                      Counterparts.  This Joinder may be executed in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

6.                                      Governing Law.  This Joinder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of choice of law or conflicts of law to the extent that such principles would result in the application of the laws of another jurisdiction.

7.                                      Headings.  The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

A-1

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Registration Rights Agreement as of the date set forth above.

TARGET HOSPITALITY CORP.

By:
Name:
Title:

[NEW STOCKHOLDER]

By:
Name:
Title:

B-1

EXHIBIT B

INVESTORS

Name	Address, Fax Number or Email for Notices

Harry E. Sloan

Jeff Sagansky
Eli Baker

James A. Graf
Joshua Kazam
Alan G. Mnuchin

Fredric D. Rosen

Sara L. Rosen Trust

Samuel N. Rosen 2015 Trust

B-1